LiveArea Sale and Strategic Alternatives Summary July 2021 Exhibit 99.1

The matters discussed in this presentation, particularly information regarding future revenue, earnings, business plans and goals, consist of forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by these sections and involve risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. Such statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and the Company's future performance are both subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially. The Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking information contained herein is subject to the risk factors and uncertainties described in the Company’s filings with the Securities and Exchange Commission, which risk factors and uncertainties are incorporated by reference as though fully set forth herein. This presentation contains certain non-GAAP measures including Service Fee Equivalent Revenue, Non-GAAP Net Income (Loss), EBITDA and Adjusted EBITDA. Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue and does not alter existing revenue recognition. Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition-related, restructuring and other (income) costs (including certain client related bankruptcy costs), amortization of acquisition-related intangible assets and deferred tax expense for goodwill amortization. EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock based compensation, as well as acquisition-related, restructuring and other (income) costs. Service Fee Equivalent Revenue, Non-GAAP Net Income (Loss), EBITDA, and Adjusted EBITDA are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry, as the calculation of Non-GAAP Net Income (Loss) eliminates the effect of non-cash stock-based compensation, acquisition-related, restructuring and other costs (including certain client related bankruptcy costs), amortization of acquisition related intangible assets and deferred tax expense for goodwill amortization. EBITDA eliminates the effect of financing, income taxes, and the accounting effects of capital spending, and the amortization of acquisition-related intangible benefits, and Adjusted EBITDA further eliminates non-cash stock-based compensation and acquisition-related, restructuring and other costs, which items may vary from different companies for reasons unrelated to overall operating performance. Service Fee Equivalent Revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis. The non-GAAP measures are not intended to be considered in isolation of, as a substitute for or superior to our GAAP financial information. We have included reconciliations later in this presentation of the non-GAAP measures to the nearest GAAP measure. Important Cautions Regarding Forward Looking Statements

LiveArea Transaction

PFSW

Merkle, a leading technology-enabled, data-driven customer *experience management (CXM) company within Dentsu Group's* international business, to acquire LiveArea business unit.

- Announced July 6, 2021
- PFSweb to sell LiveArea to Merkle, a Dentsu International company (Tokyo: 4324), for approximately $250M, with expected net proceeds[1] to range from $185M to $200M.
- LiveArea to join an established global technology-enabled, data-driven CXM company, adding its $85M in TTM revenue as of March 31, 2021.
- Transaction expected to close in Q3 2021, subject to customary closing conditions.
- PFSweb to address updated financial outlook following the completion of the transaction.

Transaction Highlights

~$250M

TOTAL CONSIDERATION

$185M-200M

EXPECTED NET PROCEEDS[1]

$85M

LIVEAREA REVENUE TTM[2]

1. After consideration of estimated taxes and transaction related expenses.
2. As of March 31, 2021

3

4 Led by Dentsu Group Inc. (Tokyo: 4324; ISIN: JP3551520004), a pure holding company established on January 1, 2020, the Dentsu Group encompasses two operational networks: dentsu japan network, which oversees Dentsu’s agency operations in Japan, and dentsu international, its international business headquarters in London, which oversees Dentsu’s agency operations outside of Japan. With a strong presence in over 145 countries and regions across five continents and with more than 64,000 dedicated professionals, the Dentsu Group provides a comprehensive range of client-centric integrated communications, media and digital services through its eight leadership brands—Carat, dentsu X, iProspect, Isobar, dentsumcgarrybowen, Merkle, MKTG and Posterscope—as well as through Dentsu Japan Network companies, including Dentsu Inc., the world’s largest single brand agency with a history of innovation. The Group is also active in the production and marketing of sports and entertainment content on a global scale. Dentsu Group Inc. website: https://www.group.dentsu.com/en/ About Dentsu & Merkle Merkle is a leading data-driven customer experience management (CXM) company that specializes in the delivery of unique, personalized customer experiences across platforms and devices. For more than 30 years, Fortune 1000 companies and leading nonprofit organizations have partnered with Merkle to maximize the value of their customer portfolios. The company’s heritage in data, technology, and analytics forms the foundation for its unmatched skills in understanding consumer insights that drive hyper-personalized marketing strategies. Its combined strengths in performance media, customer experience, customer relationship management, loyalty, and enterprise marketing technology drive improved marketing results and competitive advantage. With 12,000 employees, Merkle is headquartered in Columbia, Maryland, with 50+ additional offices throughout the Americas, EMEA, and APAC. Merkle is a dentsu company. For more information, contact Merkle at 1-877-9-Merkle or visit www.merkleinc.com.

5 Creation of Operational Synergies LiveArea’s team and services will complement Merkle’s operating model to realize efficiency benefits. These synergies translate back to the combined entity in the following areas: • Progression towards Dentsu Group’s stated ambition of over 50% Customer Transformation & Technology revenue less cost of sales. • Overlapping commerce expertise in EMEA. • Strengthened deployment force, with 590 LiveArea employees transitioning to Merkle. Optimized Growth Potential and Client Value Proposition The transaction will amplify the value proposition to LiveArea’s clients and expand its runway for future growth. • Deepens existing relationships with blue- chip clients, such as Salesforce, Adobe, and SAP. • Increased penetration into North America. • Enhanced competitive advantage in CXM services and integrated solutions. • Continued commitment to high-touch service amid accelerated customer demand trends. Important Step of Broader Strategic Alternatives Process to Maximize Shareholder Value Raymond James Financial is acting as the exclusive financial advisor for this transaction and will be leading the exploration of further strategic alternatives for the PFS business. Strategic Rationale

6 Essential Considerations • PFS Growth – Ensuring PFS is positioned for continued growth. • Value Creation – Delivering maximized shareholder value. • Our People - Finding the best fit for our valued team members. PFSweb evaluates options for shareholder value creation Raymond James Financial, a leading diversified financial services company, has been engaged to lead an evaluation of strategic alternatives for the PFS business. PFS Segment Financial Overview • Service Fee Revenue: $184M1 • Estimated PFS Pro Forma Standalone AEBITDA Percentage of Service Fee Revenue: 8-10%1 1. Trailing twelve months ended March 31, 2021 PFS Strategic Alternatives